                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 25, 2000
                        (Date of earliest event reported)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


       Delaware                    333-92245                   33-0639768
------------------------      --------------------         -------------------
(State of Incorporation)      (Commission File No.)         (I.R.S. Employer
                                                           Identification No.)



  27051 Towne Centre Drive, Suite 200
       Foothill Ranch, California                                 92610
----------------------------------------                       ----------
(Address of Principal executive offices)                       (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 465-3500

Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-92245) filed with the Securities and Exchange Commission (the "Commission") on December 7, 1999, Amendment No. 1 thereto filed with the Commission on January 18, 2000 and Amendment No. 2 thereto filed with the Commission on February 10, 2000 (as amended, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated February 23, 2000 and the related Prospectus Supplement dated April 26, 2000, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Auto Loan Backed Notes Series 2000-B, consisting of Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes, Class A-4 Auto Loan Backed Notes and Class B Notes (the "Notes"or the "Offered Notes").

         The Offered Notes were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Chase Securities Inc. ("Chase Securities") and Salomon Smith Barney Inc. ("Salomon" and, together with Merrill Lynch and Chase Securities, the "Underwriters") pursuant to the terms of the Underwriting Agreement dated as of April 26, 2000 (the "Underwriting Agreement") between the Registrant and Merrill Lynch, as representative of itself, Chase Securities and Salomon.

         The Notes were issued pursuant to an Indenture dated as of April 1, 2000 (the "Indenture") among ONYX ACCEPTANCE OWNER TRUST 2000-B (the "Trust") and The Chase Manhattan Bank, as Indenture Trustee.

         The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts and installment loan agreements (the "Contracts") secured by new and used automobiles, light-duty trucks and vans (the "Financed Vehicles"), certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

         Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Trust Agreement dated as of April 1, 2000 (the "Trust Agreement") among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent.

         The Contracts were sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of April 1, 2000 (the "Sale and Servicing Agreement") among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent. The Trust acquired certain Contracts (the "Initial Contracts") with a total principal balance of $243,723,872.48 (the "Initial Cut-Off Pool Balance") as of April 1, 2000 (the "Initial Cut-Off Date"). The Trust also acquired certain additional Contracts (the "Subsequent Contracts") originated or purchased on or after the Initial Cut-Off Date but before April 27, 2000 (the "Subsequent Cut-Off Date") with a total principal balance of $113,703,887.19 (the "Subsequent Cut-Off Pool Balance"). Additionally, the Trust used funds on deposit in a segregated trust account (the

"Prefunding Account") to acquire additional Contracts (the "Prefunding Contracts") with a total principal balance of $92,572,241.31 as of the related cut-off dates (each a "Prefunding Cut-Off Date") during the period from the Closing Date until May 25, 2000.

         Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.


                      COMPOSITION OF THE INITIAL CONTRACTS

     Aggregate principal balance ...............          $243,723,872.48

     Number of Contracts .......................                   20,227

     Average principal balance outstanding .....               $12,049.43

     Average original amount financed ..........               $12,160.06

     Original amount financed (range) ..........  $1,085.00 to $65,664.45

     Weighted average APR ......................                   15.34%

     APR (range) ...............................          7.23% to 25.27%

     Weighted average original term ............               57.24 mos.

     Original term (range) .....................            12 to 72 mos.

     Weighted average remaining term ...........                    56.50

     Remaining term (range) ....................             9 to 72 mos.


                  DISTRIBUTION BY APRS OF THE INITIAL CONTRACTS

                        NUMBER OF      % OF                        % OF INITIAL
                         INITIAL      INITIAL        PRINCIPAL        CUT-OFF
   APR RANGE            CONTRACTS    CONTRACTS        BALANCE       POOL BALANCE
   ---------            ---------    ---------    ---------------   ------------
 7.001% to 8.000%.....       439         2.17     $  7,138,529.69        2.93
 8.001% to 9.000%.....       692         3.42       10,658,058.13        4.37
 9.001% to 10.000%....       801         3.96       11,579,293.30        4.75
10.001% to 11.000%....       783         3.87       10,848,113.52        4.45
11.001% to 12.000%....       900         4.45       12,018,229.37        4.93
12.001% to 13.000%....     1,009         4.99       13,084,053.09        5.37
13.001% to 14.000%....     1,288         6.37       16,523,856.36        6.78
14.001% to 15.000%....     1,972         9.75       25,267,987.93       10.37
15.001% to 16.000%....     2,333        11.53       29,187,392.49       11.98
16.001% to 17.000%....     2,600        12.85       31,499,605.49       12.92
17.001% to 18.000%....     2,533        12.52       28,619,220.18       11.74
18.001% to 19.000%....     1,433         7.08       15,446,171.66        6.34
19.001% to 20.000%....     1,095         5.41       11,154,489.53        4.58
20.001% to 21.000%....     1,337         6.61       12,621,938.02        5.18
21.001% to 30.000%....     1,012         5.00        8,076,933.72        3.31
                          ------       ------     ---------------      ------
          Totals......    20,227       100.00%*   $243,723,872.48      100.00%*
                          ======       ======     ===============      ======


----------------
* Percentages may not add to 100% because of rounding.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS

                      NUMBER         % OF                          % OF INITIAL
                    OF INITIAL      INITIAL         PRINCIPAL        CUT-OFF
                    CONTRACTS      CONTRACTS         BALANCE       POOL BALANCE
                    ----------     ---------    ---------------   -------------
Alabama ............     277          1.37      $  3,441,117.91        1.41
Arizona ............     681          3.37         8,114,754.38        3.33
California .........   4,171         20.62        52,311,174.25       21.46
Colorado ...........     378          1.87         4,140,366.67        1.70
Delaware ...........     193          0.95         2,158,366.67        0.89
Florida ............   1,350          6.67        15,941,279.41        6.54
Georgia ............   1,337          6.61        17,072,568.87        7.00
Idaho ..............     189          0.93         1,932,157.43        0.79
Illinois ...........     995          4.92        12,184,518.56        5.00
Indiana ............     499          2.47         5,965,112.04        2.45
Iowa ...............      77          0.38           904,937.20        0.37
Kentucky ...........     249          1.23         2,909,636.78        1.19
Maryland ...........     631          3.12         8,015,843.56        3.29
Massachusetts ......       1          0.00             8,968.53        0.00
Michigan ...........   1,027          5.08        12,020,452.85        4.93
Minnesota ..........     119          0.59         1,598,064.83        0.66
Mississippi ........      32          0.16           494,614.88        0.20
Missouri ...........     122          0.60         1,376,429.83        0.56
Montana ............       4          0.02            33,425.58        0.01
Nevada .............     429          2.12         4,890,239.25        2.01
New Jersey .........   1,254          6.20        14,772,723.38        6.06
New York ...........       1          0.00             6,591.24        0.00
North Carolina .....     592          2.93         7,473,423.40        3.07
Ohio ...............       1          0.00            10,953.90        0.00
Oklahoma ...........     189          0.93         2,362,277.49        0.97
Oregon .............     445          2.20         4,716,432.30        1.94
Pennsylvania .......   2,141         10.58        24,356,229.82        9.99
South Carolina . . .     324          1.60         3,913,382.35        1.61
Tennessee ..........     317          1.57         4,096,506.15        1.68
Texas ..............     748          3.70         9,891,748.74        4.06
Utah ...............      49          0.24           556,082.73        0.23
Virginia ...........     769          3.80         9,347,531.12        3.84
Washington .........     636          3.14         6,705,960.58        2.75
                      ------        ------      ---------------      ------
          Totals ...  20,227        100.00%*    $243,723,872.48      100.00%*
                      ======        ======      ===============      ======

----------------
* Percentages may not add to 100% because of rounding.

     Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

                     COMPOSITION OF THE SUBSEQUENT CONTRACTS

Aggregate principal balance.......................            $113,703,887.19

Number of Contracts...............................                      9,268

Average principal balance outstanding.............                 $12,268.44

Average original amount financed..................                 $12,268.44

Original amount financed (range)..................    $1,625.23 to $47,200.00

Weighted average APR..............................                     15.13%

APR (range).......................................            7.00% to 25.84%

Weighted average original term....................                 57.16 mos.

Original term (range).............................              12 to 72 mos.

Weighted average remaining term...................                 57.00 mos.

Remaining term (range)............................              11 to 72 mos.


                DISTRIBUTION BY APRS OF THE SUBSEQUENT CONTRACTS

                            NUMBER OF        % OF                         % OF FINAL
                            SUBSEQUENT    SUBSEQUENT      PRINCIPAL         CUT-OFF
      APR RANGE             CONTRACTS     CONTRACTS        BALANCE        POOL BALANCE
      ---------             ---------     ----------   ---------------    ------------
 0.000% to 7.000%.......          2          0.02      $     35,122.00         0.03
 7.001% to 8.000%.......        193          2.08         3,419,411.28         3.01
 8.001% to 9.000%.......        365          3.94         5,868,461.32         5.16
 9.001% to 10.000%......        478          5.16         7,035,178.11         6.19
10.001% to 11.000%......        409          4.41         5,934,416.72         5.22
11.001% to 12.000%......        407          4.39         5,583,093.35         4.91
12.001% to 13.000%......        481          5.19         6,303,293.73         5.54
13.001% to 14.000%......        593          6.40         7,771,615.27         6.83
14.001% to 15.000%......        816          8.80        10,172,134.22         8.95
15.001% to 16.000%......      1,048         11.31        13,220,642.03        11.63
16.001% to 17.000%......      1,164         12.56        14,183,881.00        12.47
17.001% to 18.000%......      1,123         12.12        12,791,758.33        11.25
18.001% to 19.000%......        672          7.25         7,094,770.19         6.24
19.001% to 20.000%......        548          5.91         5,488,358.23         4.83
20.001% to 21.000%......        550          5.93         5,479,277.84         4.82
Over 21.000%............        419          4.52         3,322,473.57         2.92
                              -----        ------      ---------------       ------
          Totals........      9,268        100.00%*    $113,703,887.19       100.00%*
                              =====        ======      ===============       ======

----------------
* Percentages may not add to 100% because of rounding.

              GEOGRAPHIC CONCENTRATION OF THE SUBSEQUENT CONTRACTS

                             NUMBER
                               OF          % OF                             % OF FINAL
                           SUBSEQUENT   SUBSEQUENT          PRINCIPAL        CUT-OFF
                           CONTRACTS    CONTRACTS            BALANCE       POOL BALANCE
                           ----------   ----------      ---------------    -------------
Alabama..................       140         1.51        $  1,767,582.83          1.55
Arizona..................       362         3.91           4,238,208.25          3.73
California...............     2,164        23.35          27,726,057.44         24.38
Colorado.................       168         1.81           1,745,663.82          1.54
Delaware.................        58         0.63             679,225.77          0.60
Florida..................       733         7.91           8,899,246.49          7.83
Georgia..................       571         6.16           7,480,684.28          6.58
Idaho....................        98         1.06           1,076,835.06          0.95
Illinois.................       505         5.45           6,335,298.71          5.57
Indiana..................       235         2.54           2,711,507.04          2.38
Iowa.....................        46         0.50             532,394.26          0.47
Kentucky.................       160         1.73           1,863,853.00          1.64
Maryland.................       337         3.64           4,260,517.48          3.75
Massachusetts............         7         0.08              71,008.14          0.06
Michigan.................       537         5.79           6,463,866.68          5.68
Minnesota................        73         0.79             878,063.35          0.77
Mississippi..............        17         0.18             269,154.54          0.24
Missouri.................        62         0.67             678,316.13          0.60
Montana..................         2         0.02              21,369.88          0.02
Nevada...................       198         2.14           2,324,144.12          2.04
New Jersey...............       694         7.49           8,371,853.79          7.36
New York.................         0            0                      0             0
North Carolina...........       363         3.92           4,678,847.18          4.11
Ohio.....................         0            0                      0             0
Oklahoma.................        75         0.81             992,945.50          0.87
Oregon...................       189         2.04           1,985,908.58          1.75
Pennsylvania.............       285         3.08           3,104,667.65          2.73
South Carolina...........       153         1.65           2,006,004.32          1.76
Tennessee................       161         1.74           2,094,133.55          1.84
Texas....................       238         2.57           3,024,917.73          2.66
Utah.....................        35         0.38             459,579.59          0.40
Virginia.................       332         3.58           4,121,647.28          3.62
Washington...............       270         2.91           2,840,384.75          2.50
                              -----       ------        ---------------        ------
          Totals.........     9,268       100.00%*      $113,703,887.19        100.00%*
                              =====       ======        ===============        ======



----------------
* Percentages may not add to 100% because of rounding.

                     COMPOSITION OF THE PREFUNDED CONTRACTS

Aggregate principal balance.....................             $92,572,241.31

Number of Contracts.............................                      7,396

Average principal balance outstanding...........                 $12,516.53

Average original amount financed................                 $12,516.53

Original amount financed (range)................    $1,276.77 to $71,000.00

Weighted average APR............................                     14.83%

APR (range).....................................            6.90% to 25.00%

Weighted average original term..................                      57.13

Original term (range)...........................              12 to 72 mos.

Weighted average remaining term.................                      57.09

Remaining term (range)..........................              12 to 72 mos.


                 DISTRIBUTION BY APRS OF THE PREFUNDED CONTRACTS

                         NUMBER OF       % OF                        % OF PREFUNDED
                         PREFUNDED     PREFUNDED       PRINCIPAL        CUT-OFF
       APR RANGE         CONTRACTS     CONTRACTS        BALANCE       POOL BALANCE
       ---------         ---------     ---------    --------------   --------------
 0.000% to 7.000%......       2           0.03      $    33,813.89         0.04
 7.001% to 8.000%......     203           2.74        3,640,824.55         3.93
 8.001% to 9.000%......     359           4.85        6,050,275.30         6.54
 9.001% to 10.000%.....     407           5.50        6,059,792 79         6.55
10.001% to 11.000%.....     345           4.66        4,989,452.63         5.39
11.001% to 12.000%.....     356           4.81        4,909,249.09         5.30
12.001% to 13.000%.....     381           5.15        5,022.687.17         5.43
13.001% to 14.000%.....     493           6.67        6,477,190.60         7.00
14.001% to 15.000%.....     703           9.51        9,033,688.48         9.76
15.001% to 16.000%.....     729           9.86        9,302,984.45        10.05
16.001% to 17.000%.....     943          12.75       11,266,275.25        12.17
17.001% to 18.000%.....     865          11.70        9,821,984.94        10.61
18.001% to 19.000%.....     508           6.87        5,511,523.96         5.95
19.001% to 20.000%.....     412           5.57        4,174,515.11         4.51
20.001% to 21.000%.....     401           5.42        3,920,224.68         4.23
Over 21.000%...........     289           3.91        2,357,758.42         2.55
                          -----         ------      --------------       ------
          Totals.......   7,396         100.00*     $92,572,241.31       100.00*
                          =====         ======      ==============       ======

----------------
* Percentages may not add to 100% because of rounding.

               GEOGRAPHIC CONCENTRATION OF THE PREFUNDED CONTRACTS

                                                                          % OF
                       NUMBER OF       % OF                            PREFUNDING
                       PREFUNDED     PREFUNDED        PRINCIPAL         CUT-OFF
                       CONTRACTS     CONTRACTS         BALANCE        POOL BALANCE
                       ---------     ---------     --------------     ------------
Alabama..........          97           1.31       $ 1,217,524.28          1.32
Arizona..........         282           3.81         3,148,258.20          3.40
California.......       1,639          22.16        22,291,409.12         24.08
Colorado.........         137           1.85         1,507,380.07          1.63
Delaware.........          72           0.97           756,047.62          0.82
Florida..........         593           8.02         7,208,781.52          7.79
Georgia..........         456           6.17         6,283,239.65          6.79
Idaho............          42           0.57           467,902.62          0.51
Illinois.........         451           6.10         5,650,996.14          6.10
Indiana..........         177           2.39         2,053,316.60          2.22
Iowa.............          34           0.46           380,186.52          0.41
Kentucky.........         104           1.41         1,212,990.58          1.31
Maryland.........         219           2.96         2,855,159.14          3.08
Massachusetts....          38           0.51           509,110.58          0.55
Michigan.........         373           5.04         4,436,900.51          4.79
Minnesota........          59           0.80           735,203.33          0.79
Mississippi......          11           0.15           149,203.92          0.16
Missouri.........          70           0.95           815,206.49          0.88
Montana..........           1           0.01            15,000.00          0.02
Nevada...........         221           2.99         2,409,479.87          2.60
New Hampshire....           1           0.01            11,300.00          0.01
New Jersey.......         539           7.29         6,663,675.73          7.20
North Carolina...         256           3.46         3,419,770.86          3.69
Oklahoma.........          63           0.85           784,185.12          0.85
Oregon...........         149           2.01         1,673,436.90          1.81
Pennsylvania.....         248           3.35         2,770,987.07          2.99
South Carolina...         118           1.60         1,422,648.53          1.54
Tennessee........         137           1.85         1,626,488.48          1.76
Texas............         234           3.16         3,157,188.37          3.41
Utah.............          30           0.41           341,795.74          0.37
Virginia.........         342           4.62         4,354,434.39          4.70
Washington.......         196           2.65         2,157,891.61          2.33
West Virginia....           7           0.09            85,141.75          0.09
                        -----         ------       --------------        ------
       Totals....       7,396         100.00*      $92,572,241.31        100.00*
                        =====         ======       ==============        ======

----------------
* Percentages may not add to 100% because of rounding.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ONYX ACCEPTANCE FINANCIAL CORPORATION


June 8, 2000                             By: /s/ MICHAEL A. KRAHELSKI
                                             -----------------------------------
                                                 Michael A. Krahelski,
                                                 Senior Vice President